                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
FSI International, Inc.:



We consent to the use of our reports incorporated herein by reference and to the references to our firm under the headings "Selected Historical Financial Data" and "Experts" in the prospectus.



/s/ KPMG LLP

Minneapolis, Minnesota
September 13, 1999